UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2021

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction

of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)

901 W. Walnut Hill Lane	75038
Irving, Texas	(Zip Code)
(Address of Principal Executive Offices)

(214) 771-9952

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 4.01.   Changes in Registrant’s Certifying Accountant.

On June 29, 2021, the Audit Committee of the Board of Directors of RumbleOn, Inc. (the “Company”) engaged Dixon Hughes Goodman LLP (“Dixon Hughes”) as the Company’s independent registered public accounting firm, effective June 29, 2021. Also, effective June 29, 2021, the Audit Committee of the Board of Directors of the Company approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.

Grant Thornton audited the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2020. Grant Thornton's reports on the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2020 did not contain any adverse opinion or disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report for the year ended December 31, 2019 contained an explanatory paragraph disclosing the uncertainty regarding the Company's ability to continue as a going concern.

In connection with Grant Thornton's audits of the Company’s financial statements as of and for the years ended December 31, 2019 and December 31, 2020 and the subsequent interim period through June 29, 2021, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make a reference to the subject matter thereof in connection with its reports on the Company's financial statements for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided Grant Thornton a copy of this Form 8-K and requested that Grant Thornton provide the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures.  A copy of such letter is attached as Exhibit 16.1 to this report.

During the years ended December 31, 2019 and December 31, 2020, and through the subsequent interim period as of June 29, 2021, neither the Company, nor any party on its behalf, consulted with Dixon Hughes regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written reports or oral advice was provided to the Company by Dixon Hughes that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Grant Thornton LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: July 1, 2021	By:	/s/ Marshall Chesrown
Marshall Chesrown
Chief Executive Officer

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